EXHIBIT 99.13

Performance Calculations

                                                                   EXHIBIT 99.13

--------------------------------------------------------------------------------
               Pacific Select Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $45,000.
--------------------------------------------------------------------------------

Last Year Ending 12/31/97

                  Money Mkt     Mgd Bond     Govt Secty  High Yield   Equity Income  Multi-Strat    Intern'l
Start Date          12/29/96     12/29/96     12/29/96     12/29/96       12/29/96     12/29/96     12/29/96
Beginning AUV      12.243431    16.583246    15.944148    20.682338      21.609596    19.652130    15.072150
End Date            12/31/97     12/31/97     12/31/97     12/31/97       12/31/97     12/31/97     12/31/97
Ending AUV         12.774967    18.003088    17.239643    22.354243      27.446208    23.217214    16.266387
Annual Fee ($30)  $     0.67   $     0.67   $     0.67   $     0.67     $     0.67   $     0.67   $     0.67
CDSC              $    54.00   $    54.00   $    54.00   $    54.00     $    54.00   $    54.00   $    54.00
Ending ERV        $   987.18   $ 1,029.33   $ 1,024.96   $ 1,024.55     $ 1,213.52   $ 1,124.97   $ 1,022.95
AATR W/Drawal          -1.28%        2.93%        2.50%        2.46%         21.35%       12.50%        2.30%
AATR Account            4.12%        8.33%        7.90%        7.86%         26.75%       17.90%        7.70%

                                                                        Bond +
                    Growth   Equity Index   Growth LT     Equity        Income     Emerg Mkts   Aggsv Eqty
Start Date          12/29/96     12/29/96     12/29/96     12/29/96     12/29/96    12/29/96     12/29/96
Beginning AUV      24.359206    21.293399    17.589160    15.473789    12.938437    9.587200     10.68781
End Date            12/31/97     12/31/97     12/31/97     12/31/97     12/31/97    12/31/97     12/31/97
Ending AUV         31.339864    27.960538    19.274931    18.060436    14.863672    9.308587    10.954365
Annual Fee ($30)  $     0.67   $     0.67   $     0.67   $     0.67   $     0.67   $    0.67   $     0.67
CDSC              $    54.00   $    54.00   $    54.00   $    54.00   $    54.00   $   54.00   $    54.00
Ending ERV        $ 1,229.98   $ 1,256.47   $ 1,039.53   $ 1,110.75   $ 1,092.41   $  914.82   $   968.74
AATR W/Drawal          23.00%       25.65%        3.95%       11.07%        9.24%      -8.52%       -3.13%
AATR Account           28.40%       31.05%        9.35%       16.47%       14.64%      -3.12%        2.27%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [ERV/$1000]-1
$30 Annual Fee waived if initial premium is over $50,000
Values include the administrative charge equal to 0.15% of contract values.

--------------------------------------------------------------------------------
               Pacific Select Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $45,000.
--------------------------------------------------------------------------------

Last 3 Years ending 12/31/97

                   Money Mkt     Mgd Bond   Govt Secty   High Yield  Equity Income  Multi-Strat    Intern'l
Start Date          12/30/94     12/30/94     12/30/94     12/30/94      12/30/94      12/30/94     12/30/94
Beginning AUV      11.358460    13.700259    13.366147    16.025676     14.089958     14.292222    11.468573
End Date            12/31/97     12/31/97     12/31/97     12/31/97      12/31/97      12/31/97     12/31/97
Ending AUV         12.774967    18.003088    17.239643    22.354243     27.446208     23.217214    16.266387
Annual Fee ($30)  $     2.00   $     2.00   $     2.00   $     2.00    $     2.00    $     2.00   $     2.00
CDSC              $    45.00   $    45.00   $    45.00   $    45.00    $    45.00    $    45.00   $    45.00
Ending ERV        $ 1,072.58   $ 1,261.04   $ 1,236.89   $ 1,341.46    $ 1,891.67    $ 1,569.84   $ 1,364.73
AATR W/Drawal           2.36%        8.04%        7.34%       10.29%        23.68%        16.22%       10.92%
AATR Account            3.78%        9.31%        8.63%       11.51%        24.65%        17.32%       12.13%

                                                                        Bond +
                     Growth    Equity Index   Growth LT     Equity      Income     Emerg Mkts   Aggsv Eqty
Start Date           12/30/94     12/30/94     12/30/94     12/30/94     12/30/94      N/A          N/A
Beginning AUV       16.066728    13.030324    11.187808    10.000000    10.000000
End Date             12/31/97     12/31/97     12/31/97     12/31/97     12/31/97
Ending AUV          31.339864    27.960538    19.274931    18.060436    14.863672
Annual Fee ($30)   $     2.00   $     2.00   $     2.00   $     2.00   $     2.00
CDSC               $    45.00   $    45.00   $    45.00   $    45.00   $    45.00
Ending ERV         $ 1,894.28   $ 2,088.57   $ 1,667.87   $ 1,750.51   $ 1,432.51
AATR W/Drawal           23.73%       27.83%       18.59%       20.52%       12.73%
AATR Account            24.70%       28.74%       19.65%       21.54%       13.90%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (1/3)]-1
$30 Annual Fee waived if initial premium is over $50,000
Values include the administrative charge equal to 0.15% of contract values.

--------------------------------------------------------------------------------
               Pacific Select Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $45,000.
--------------------------------------------------------------------------------

Last 5 Years ending 12/31/97

                   Money Mkt    Mgd Bond     Govt Secty   High Yield  Equity Income  Multi-Strat    Intern'l
Start Date          12/31/92     12/31/92     12/31/92      12/31/92      12/31/92      12/31/92     12/31/92
Beginning AUV      10.938652    13.152108    13.030534     13.859645     13.378137     13.615030     8.774107
End Date            12/31/97     12/31/97     12/31/97      12/31/97      12/31/97      12/31/97     12/31/97
Ending AUV         12.774967    18.003088    17.239643     22.354243     27.446208     23.217214    16.266387
Annual Fee ($30)  $     3.33   $     3.33   $     3.33    $     3.33    $     3.33    $     3.33   $     3.33
CDSC              $    27.00   $    27.00   $    27.00    $    27.00    $    27.00    $    27.00   $    27.00
Ending ERV        $ 1,128.56   $ 1,327.78   $ 1,282.36    $ 1,569.83    $ 2,004.17    $ 1,661.07   $ 1,808.91
AATR W/Drawal           2.45%        5.83%        5.10%         9.44%        14.92%        10.68%       12.59%
AATR Account            2.93%        6.26%        5.54%         9.81%        15.23%        11.04%       12.92%

                                                                           Bond +
                      Growth     Equity Index   Growth LT    Equity        Income    Emerg Mkts  Aggsv Eqty
Start Date            12/31/92      12/31/92       N/A       12/31/92      12/31/92     N/A          N/A
Beginning AUV        15.096417     12.085700                 9.094796      9.371730
End Date              12/31/97      12/31/97                 12/31/97      12/31/97
Ending AUV           31.339864     27.960538                18.060436     14.863672
Annual Fee ($30)    $     3.33    $     3.33               $     3.33    $     3.33
CDSC                $    27.00    $    27.00               $    27.00    $    27.00
Ending ERV          $ 2,028.46    $ 2,263.80               $ 1,939.19    $ 1,543.10
AATR W/Drawal            15.19%        17.75%                   14.16%         9.06%
AATR Account             15.50%        18.03%                   14.48%         9.44%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (1/5)]-1
$30 Annual Fee waived if initial premium is over $50,000
Values include the administrative charge equal to 0.15% of contract values.

--------------------------------------------------------------------------------
               Pacific Select Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $45,000.
--------------------------------------------------------------------------------

Last 10 Years ending 12/31/97

                  Money Mkt  Mgd Bond  Govt Sec  High Yield  Equity Income  Multi-Strat  Intern'l
Start Date           N/A        N/A       N/A        N/A          N/A           N/A         N/A
Beginning AUV
End Date
Ending AUV
Annual Fee ($30)
CDSC
Ending ERV
AATR W/Drawal
AATR Account

                                                                 Bond +
                 Growth  Equity Index  Growth LT    Equity       Income     Emerg Mkt   Aggsv Eq
Start Date         N/A        N/A         N/A      12/31/87      12/31/87      N/A        N/A
Beginning AUV                                      5.153874      5.774522
End Date                                           12/31/97      12/31/97
Ending AUV                                        18.060436     14.863672
Annual Fee ($30)                                 $     6.67    $     6.67
CDSC                                             $      -      $      -
Ending ERV                                       $ 3,438.98    $ 2,525.08
AATR W/Drawal                                         13.15%         9.71%
AATR Account                                          13.15%         9.71%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (1/10)]-1
$30 Annual Fee waived if initial premium is over $50,000
Values include the administrative charge equal to 0.15% of contract values.

--------------------------------------------------------------------------------
               Pacific Select Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $45,000.
--------------------------------------------------------------------------------

From Inception of Fund

                   Money Mkt    Mgd Bond    Govt Secty   High Yield   Equity Income  Multi-Strat    Intern'l
Start Date            1/4/88       1/4/88       1/4/88       1/4/88        1/4/88        1/4/88        1/4/88
Beginning AUV       8.583908     8.246542     8.379486     8.798085      7.941238      8.511313      7.587073
End Date            12/31/97     12/31/97     12/31/97     12/31/97      12/31/97      12/31/97      12/31/97
Ending AUV         12.774967    18.003088    17.239643    22.354243     27.446208     23.217214     16.266387
Days                    3649         3649         3649         3649          3649          3649          3649
Annual Fee ($30)  $     6.66   $     6.66   $     6.66   $     6.66    $     6.66    $     6.66    $     6.66
CDSC              $      -     $      -     $      -     $      -      $      -      $      -      $      -
Ending ERV        $ 1,458.32   $ 2,141.23   $ 2,017.67   $ 2,492.04    $ 3,391.27    $ 2,675.92    $ 2,102.15
AATR W/Drawal           3.85%        7.91%        7.27%        9.56%        12.99%        10.35%         7.71%
AATR Account            3.85%        7.91%        7.27%        9.56%        12.99%        10.35%         7.71%

                                                                            Bond +
                     Growth     Equity Index   Growth LT       Equity       Income     Emerg Mkts    Aggsv Eqty
Start Date             1/4/88       1/30/91        1/3/94        1/3/84       1/3/84       4/1/96        4/1/96
Beginning AUV        7.433832      9.262364      9.999890      3.027990     3.406200    10.000000     10.000000
End Date             12/31/97      12/31/97      12/31/97      12/31/97     12/31/97     12/31/97      12/31/97
Ending AUV          31.339864     27.960538     19.274931     18.060436    14.863672     9.308587     10.954365
Days                     3649          2527          1458          5111         5111          639           639
Annual Fee ($30)   $     6.66    $     4.62    $     2.66    $     9.33   $     9.33   $     1.17    $     1.17
CDSC               $      -      $      -      $    36.00    $      -     $      -     $    54.00    $    54.00
Ending ERV         $ 4,138.53    $ 2,979.15    $ 1,876.59    $ 5,816.48   $ 4,254.67   $   873.31    $ 1,037.28
AATR W/Drawal           15.27%        17.08%        17.07%        13.40%       10.89%       -7.45%         2.11%
AATR Account            15.27%        17.08%        17.63%        13.40%       10.90%       -4.19%         5.14%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (365/#days)]-1
$30 Annual Fee waived if initial premium is over $50,000
Values include the administrative charge equal to 0.15% of contract values.

--------------------------------------------------------------------------------
               Pacific Select Variable Annuity Separate Account
              Schedule for Computation of Performance Quotations
                      Average Initial Premium = $45,000.
--------------------------------------------------------------------------------

From Inception of Separate Account

                   Money Mkt    Mgd Bond    Govt Secty   High Yield  Equity Income  Multi-Strat   Intern'l
Start Date           7/24/90       9/5/90      8/22/90      8/16/90       8/16/90      9/25/90      8/16/90
Beginning AUV      10.000000    10.000000    10.000000    10.000000     10.000000    10.000000    10.000000
End Date            12/31/97     12/31/97     12/31/97     12/31/97      12/31/97     12/31/97     12/31/97
Ending AUV         12.774967    18.003088    17.239643    22.354243     27.446208    23.217214    16.266387
Days                    2717         2674         2688         2694          2694         2654         2694
Annual Fee ($30)  $     4.96   $     4.88   $     4.91   $     4.92    $     4.92   $     4.84   $     4.92
CDSC              $     -      $     -      $     -      $     -       $     -      $     -      $     -
Ending ERV        $ 1,257.82   $ 1,774.76   $ 1,698.58   $ 2,203.98    $ 2,705.92   $ 2,289.34   $ 1,601.91
AATR W/Drawal           3.13%        8.15%        7.46%       11.30%        14.44%       12.07%        6.59%
AATR Account            3.13%        8.15%        7.46%       11.30%        14.44%       12.07%        6.59%

                                                                            Bond +
                    Growth     Equity Index    Growth LT      Equity        Income     Emerg Mkts   Aggsv Eqty
Start Date           8/16/90       2/11/91        1/4/94        1/3/84        1/3/84       4/1/96       4/1/96
Beginning AUV      10.000000     10.000000     10.000000      3.027990      3.406200    10.000000    10.000000
End Date            12/31/97      12/31/97      12/31/97      12/31/97      12/31/97     12/31/97     12/31/97
Ending AUV         31.339864     27.960538     19.274931     18.060436     14.863672     9.308587    10.954365
Days                    2694          2515          1457          5111          5111          639          639
Annual Fee ($30)  $     4.92    $     4.59    $     2.64    $     9.33    $     9.33   $     1.17   $     1.17
CDSC              $     -       $     -       $    36.00    $     -       $     -      $    54.00   $    54.00
Ending ERV        $ 3,090.66    $ 2,759.01    $ 1,876.57    $ 5,816.48    $ 4,254.67   $   873.31   $ 1,037.28
AATR W/Drawal          16.52%        15.87%        17.08%        13.40%        10.89%       -7.45%        2.11%
AATR Account           16.52%        15.87%        17.64%        13.40%        10.90%       -4.19%        5.14%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000) to the power of (365/#days)]-1
$30 Annual Fee waived if initial premium is over $50,000
Values include the administrative charge equal to 0.15% of contract values.